UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 28, 2024
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Mueller Water Products, Inc. (the "Company") held its annual meeting of stockholders on February 28, 2024. The stockholders of the Company voted on the following three items:

1.	The election of ten directors to terms ending in 2025.
2.	An advisory resolution on the compensation of the Company’s named executive officers.
3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024.
Proposal 1. Each of the nominees listed below was elected as a director of the Company based on the following votes:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shirley C. Franklin	125,798,407	14,730,708	83,273	6,402,477
Thomas J. Hansen	126,666,010	13,867,127	79,250	6,402,477
Brian C. Healy	140,176,028	316,333	120,027	6,402,477
Christine Ortiz	132,447,441	8,063,456	101,491	6,402,477
Jeffery S. Sharritts	131,486,510	9,014,918	110,960	6,402,477
Brian L. Slobodow	138,798,558	1,691,365	122,465	6,402,477
Lydia W. Thomas	113,529,377	26,972,500	110,511	6,402,477
Stephen C. Van Arsdell	131,114,365	9,407,035	90,988	6,402,477
Karl Niclas Ytterdahl	139,211,109	1,281,226	120,053	6,402,477
Marietta Edmunds Zakas	132,779,955	7,739,837	92,597	6,402,477
Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:

Votes for approval	109,824,258
Votes against approval	16,631,455
Abstentions	14,156,674
Broker Non-Votes	6,402,477
Proposal 3. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024 received the following votes:

Votes for approval	140,863,640
Votes against approval	6,046,676
Abstentions	104,550
Item 8.01.    Other Events.
The Board of Directors (“Board”) has unanimously elected Stephen Van Arsdell as the Company’s Non-Executive Chair of the Board effective at the conclusion of the annual meeting of stockholders held on February 28, 2024. Mr. Van Arsdell joined the Board in July 2019 and served as the Chair of the Audit Committee from January 1, 2022 to February 28, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 29, 2024	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Chason A. Carroll
Chason A. Carroll
Senior Vice President, General Counsel and Corporate Secretary